UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-5011

Name of Fund:  CMA North Carolina Municipal Money Fund of CMA
               Multi-State Municipal Series Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, CMA North Carolina Municipal Money Fund of CMA Multi-State Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536.
Mailing address:  P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 03/31/04

Date of reporting period: 04/01/03 - 09/30/03

Item 1 - Attach shareholder report




(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


CMA North Carolina
Municipal Money Fund


Semi-Annual Report
September 30, 2003



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.



CMA North Carolina Municipal Money Fund
of CMA Multi-State Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011




CMA North Carolina Municipal Money Fund


Officers and Trustees


Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Roscoe S. Suddarth--Trustee
Richard R. West--Trustee
Edward D. Zinbarg--Trustee
Kenneth A. Jacob--Senior Vice President
John M. Loffredo--Senior Vice President
Darrin J. SanFillippo--Vice President
Donald C. Burke--Vice President and Treasurer
Phillip S. Gillespie--Secretary



Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210*

*For inquiries regarding your CMA account, call 800-CMA-INFO
(800-262-4636).



CMA NORTH CAROLINA MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003




A Letter From the President


Dear Shareholder

Now in its final quarter, 2003 has been a meaningful year in many respects. After one of the most significant equity market downturns in many investors' memories, this year finally brought hopeful signs for a sustainable economic recovery. Sub par economic growth of 1.4% in the first quarter of 2003 increased to projected growth of more than 4% in the second half of the year. With that good news, fixed income investments, which had become the asset class of choice during the long equity market decline, faced new challenges.

The Federal Reserve Board continued its accommodative monetary policy, lowering the Federal Funds rate in June to 1%, its lowest level since 1958. With this move, the short end of the yield curve remained relatively flat and it became increasingly difficult to find attractive income opportunities. Through September 30, 2003, both the Bond Market Association (BMA) Index and the one-year Municipal Market Data (MMD) Index averaged 1.03% for the year. Rates on the BMA Index, which measures the shortest end of the yield curve, averaged .85% during the third quarter versus 1.16% in the second quarter. Rates on the one-year MMD Index averaged .98% in the third quarter, just below the second quarter average of 1%.

Against this backdrop, our portfolio managers continued to work diligently to maximize tax-exempt returns consistent with the preservation of capital. With that said, remember also that the advice and guidance of a skilled financial advisor often can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



CMA NORTH CAROLINA MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003




A Discussion With Your Fund's Portfolio Manager


With interest rates low and expected to remain that way for some time, we looked increasingly to the higher yields offered by fixed rate notes during the period.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended September 30, 2003, CMA North
Carolina Municipal Money Fund paid shareholders a net annualized yield of .39%.* As of September 30, 2003, the Fund's seven-day yield was .39%.

The Federal Reserve Board cut the Federal Funds rate once more during the six-month period, sending interest rates to their lowest levels in almost 50 years. Despite indications that the economy was strengthening gradually, the Federal Reserve Board emphasized its concern that deflation was a bigger threat to the economy than inflation, and reassured investors that it planned to keep short-term interest rates low until consistent growth in the economy and employment was evident.

The expectation for a stable short-term interest rate environment created a strong demand for fixed rate notes with maturities of six months - one year. This caused yields on these notes to fall later in the period and somewhat flattened the yield curve when compared to variable rate demand securities. However, our aggressive pursuit of fixed rate notes earlier in the period enabled us to lock in a favorable spread above variable rate securities. This strategy enhanced the performance of the Fund during the six-month period.


*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


Describe conditions in the state of North Carolina during the period.

North Carolina's economy continued to outperform the nation's, but its recovery remained fragile. Although employment grew in the first half of the year, average weekly hours in manufacturing were stagnant and demand for textiles and furniture remained weak. In fiscal year 2003, the state closed a $1.65 billion deficit using several one-time fund transfers, including $30 million from the Tobacco Trust Fund, $10 million from the Health and Wellness Fund and $250 million from the Highway Trust Fund. The 2004-2005 budget was passed in June. To balance the budget, state officials proposed spending and job cuts as well as the suspension of $1 billion in planned tax breaks.

Despite the underlying concerns, we believe North Carolina is positioned to outpace the nation in terms of growth when the economic recovery gains strength. This is largely thanks to its diversified economy and lower-than-average debt burden.


How did you manage the Fund during the period?

In the first half of the period, yields declined from already low levels as investors worried about the potential for deflation and its impact on Federal Reserve Board monetary policy. The falling yields happened to coincide with modest issuance of new North Carolina short-term fixed rate securities. Although we participated in a handful of opportunities--mostly small county-level issues and other secondary market notes--we were not able to extend the Fund's average portfolio maturity as much as we would have liked.

Conditions improved somewhat in the second half of the period when we saw an increase in municipal supply. During this time, we added longer-term, higher-yielding fixed paper to the portfolio when prudent, purchasing approximately $26 million of fixed notes with yields of .95% or more. The ability to lock in these rates benefited Fund performance.

During most of the past six months, we looked to maintain a larger percentage of fixed rate paper than our peers. Early in the period, however, we were careful to keep enough of the Fund's assets in short-maturity holdings to handle anticipated tax-time shareholder redemptions and to take advantage of the expected spike in yields on these securities. During September, municipal issuance picked up. This coincided with the end of the quarter, when brokers typically offer variable paper at somewhat more attractive yields. As a result, we increasingly took inflows of cash and made investments in this area.



CMA NORTH CAROLINA MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003




How would you characterize the portfolio's position at the close of the period?

The Fund ended the period with an average portfolio maturity of 34 days versus 32 days for the average of funds in its iMoneyNet, Inc. category. This compared to an average life of 30 days at the beginning of the period, just one day longer than the iMoneyNet group's average maturity at that same time. As of September 30, 2003, the Fund had $257.0 million in net assets, an 11% decline from March 31, 2003.

We continue to take a neutral approach to the North Carolina short-term municipal market, given our expectation that the Federal Reserve Board will leave interest rates unchanged for the foreseeable future. In the months ahead, we will continue to monitor developments in the national and North Carolina economies, maintaining our basic investment strategy while shifting the Fund's allocation between fixed and variable rate notes in what we believe are the best interests of our shareholders.

We also will keep a watchful eye on the Federal Reserve Board's monetary policy and stand ready to respond with changes to our investment approach as needed. Moreover, with a majority of fixed rate issuance behind us, we anticipate the short-term tax-exempt yield curve will remain relatively flat for the near term. Thus, unless the economy changes course and is weak enough to generate another cut in the Federal Funds interest rate, we expect to purchase fewer fixed rate securities than we did in the current period.


Darrin J. SanFillippo
Vice President and Portfolio Manager


October 9, 2003



CMA NORTH CAROLINA MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003



Schedule of Investments                                                                                      (In Thousands)
                 Face
State           Amount                              Municipal Bonds                                                 Value
North          $ 1,800   Alamance County, North Carolina, Industrial Facilities and Pollution Control
Carolina--95.9%          Financing Authority, IDR (Millender Project), VRDN, AMT, 1.20% due 12/01/2020 (a)        $   1,800
                 2,800   Ashe County, North Carolina, Industrial Facilities and Pollution Control
                         Financing Authority, Industrial Revenue Bonds (Oldham Saw Inc. Project),
                         VRDN, AMT, 1.20% due 5/01/2014 (a)                                                           2,800
                 2,100   Buncombe County, North Carolina, Industrial Facilities and Pollution Control
                         Financing Authority Revenue Refunding Bonds (Industrial Development Alliance),
                         VRDN, AMT, 1.33% due 8/01/2009 (a)                                                           2,100
                 6,600   Cabarrus County, North Carolina, Industrial Facilities and Pollution Control
                         Financing Authority, Industrial Revenue Bonds (S&D Coffee Inc. Project), VRDN, AMT,
                         1.15% due 9/01/2011 (a)                                                                      6,600
                 6,600   Chapel Hill University, North Carolina, Hospital Revenue Refunding Bonds, VRDN,
                         Series B, 1.22% due 2/15/2031 (a)                                                            6,600
                 1,395   Charlotte, North Carolina, COP (Fiscal Year 2000 Equipment Acquisition Project),
                         5.25% due 3/01/2004                                                                          1,420
                 2,615   Charlotte, North Carolina, GO, FLOATS, Series 500, 1.14% due 5/01/2016 (a)                   2,615
                 2,435   Charlotte, North Carolina, Public Improvement,  GO, Series A, 4.75% due 2/01/2004            2,465
                         Charlotte, North Carolina, Water and Sewer, GO:
                 1,035       4.75% due 2/01/2004                                                                      1,048
                 1,000       5.80% due 2/01/2004 (e)                                                                  1,025
                 2,709   Chocowinity, North Carolina, BAN, 2.50% due 10/22/2003                                       2,711
                 1,623   Faith Town, North Carolina, BAN, 1.75% due 6/02/2004                                         1,630
                 1,940   Gaston County, North Carolina, Industrial Facilities and Pollution Control Financing
                         Authority, IDR (Marlatex Corporation Project), VRDN, AMT, 1.25% due 6/01/2015 (a)            1,940
                   585   Granville County, North Carolina, Industrial Facilities and Pollution Control
                         Financing Authority, Industrial Revenue Bonds (Lace Lastics Company Inc. Project),
                         VRDN, AMT, 1.25% due 10/01/2005 (a)                                                            585
                   200   Guilford County, North Carolina, GO, VRDN, Series C, 1.10% due 10/01/2017 (a)                  200
                         Guilford County, North Carolina, Industrial Facilities and Pollution Control
                         Financing Authority, IDR (Neal Manufacturing), VRDN, AMT (a):
                   500       1.35% due 9/01/2010                                                                        500
                 1,200       1.20% due 11/01/2013                                                                     1,200
                 2,200       1.20% due 12/01/2014                                                                     2,200
                 2,600       1.20% due 10/01/2019                                                                     2,600
                 3,700       1.30% due 3/01/2022                                                                      3,700
                25,015   Halifax County, North Carolina, Industrial Facilities and Pollution Control
                         Financing Authority Revenue Bonds, Exempt Facilities (Westmoreland), VRDN, 1.20%
                         due 12/01/2019 (a)                                                                          25,015
                 1,600   Harnett County, North Carolina, Industrial Facilities and Pollution Control
                         Financing Authority, IDR (Edwards Brothers Inc. Project), VRDN, AMT, 1.20%
                         due 1/01/2007 (a)                                                                            1,600
                 6,000   Hertford County, North Carolina, Industrial Facilities and Pollution Control
                         Financing Authority, IDR (Easco Corporation Project), VRDN, AMT, 1.22%
                         due 11/01/2013 (a)                                                                           6,000
                         Holly Ridge, North Carolina, GO, BAN:
                   325       2.50% due 1/28/2004                                                                        326
                 1,080       1.60% due 3/10/2004                                                                      1,083
                   270       2% due 3/10/2004                                                                           271
                 2,500   Johnston County, North Carolina, Industrial Facilities and Pollution Control
                         Financing Authority Revenue Bonds (Hamlin Sheet Metal Co. Inc.), VRDN, AMT, 1.20%
                         due 11/01/2017 (a)                                                                           2,500
                 5,200   Kernersville, North Carolina, GO, BAN, 2% due 5/19/2004                                      5,233
                 2,635   Lincoln County, North Carolina, Industrial Facilities and Pollution Control
                         Financing Authority, IDR (Packaging NC Project), VRDN, 1.23% due 10/01/2013 (a)              2,635
                 9,000   Martin County, North Carolina, Industrial Facilities and Pollution Control
                         Financing Authority, IDR (Penco Products Project), VRDN, AMT, 1.22% due 9/01/2022 (a)        9,000



Portfolio Abbreviations for CMA North Carolina Municipal Money Fund


AMT        Alternative Minimum Tax (subject to)
BAN        Bond Anticipation Notes
COP        Certificates of Participation
CP         Commercial Paper
FLOATS     Floating Rate Securities
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDR        Industrial Development Revenue Bonds
MERLOTS    Municipal Extendible Receipt Liquidity Option
           Tender Securities
PCR        Pollution Control Revenue Bonds
PUTTERS    Puttable Tax-Exempt Receipts
ROCS       Reset Option Certificates
VRDN       Variable Rate Demand Notes



CMA NORTH CAROLINA MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003



Schedule of Investments (continued)                                                                          (In Thousands)
                 Face
State           Amount                              Municipal Bonds                                                 Value
North Carolina           Mecklenburg County, North Carolina, Industrial Facilities and Pollution Control
(concluded)              Financing Authority, Industrial Revenue Bonds, VRDN, AMT (a):
               $   800       (Ferguson Supply and Box Manufacturing), 1.20% due 8/01/2010                         $     800
                 1,500       (Griffith Micro Science Project), 1.20% due 11/01/2007                                   1,500
                 5,850       (Southern Steel Company LLC Project), 1.15% due 3/02/2015                                5,850
                 3,500   Mecklenburg County, North Carolina, Public Improvement, GO, Series B, 3.25%
                         due 2/01/2004                                                                                3,525
                14,115   Municipal Securities Trust Certificates, GO, VRDN, Series 138, Class A, 1.12%
                         due 3/16/2015 (a)                                                                           14,115
                   949   Newland, North Carolina, GO, BAN, 1.50% due 10/15/2003                                         949
                 3,200   North Carolina Agriculture Finance Authority, Agriculture Development Revenue
                         Bonds (Albemarle Cotton Growers), VRDN, AMT, 1.20% due 7/01/2014 (a)                         3,200
                 8,610   North Carolina Agriculture Finance Authority, Agriculture Development Revenue
                         Refunding Bonds (Harvey Fertilizer and Gas Project), VRDN, AMT, 1.20% due 6/01/2016 (a)      8,610
                         North Carolina Capital Facilities Finance Agency, Educational Facilities Revenue
                         Bonds, VRDN (a):
                 3,500       (Barton College), 1.10% due 2/01/2013                                                    3,500
                   655       (Canterbury School Project), 1.10% due 8/01/2022                                           655
                17,700   North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, MERLOTS,
                         VRDN, Series A22, 1.15% due 1/01/2024 (a)                                                   17,700
                 1,000   North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds,
                         Series A, 5.50% due 1/01/2004 (c)                                                            1,011
                         North Carolina HFA, Home Ownership Revenue Bonds, VRDN, AMT (a):
                 1,600       Series 15-C, 1.10% due 7/01/2032 (d)                                                     1,600
                 6,500       Series 16-C, 1.10% due 7/01/2032                                                         6,500
                         North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds,
                         VRDN (a):
                 8,235       (Cabarrus Memorial Hospital Project), AMT, 1.10% due 3/01/2028                           8,235
                 5,865       (Randolph Hospital Inc. Project), 1.05% due 3/01/2024                                    5,865
                 4,445   North Carolina Medical Care Commission, Retirement Facilities Revenue Refunding
                         Bonds (Aldersgate Project), VRDN, 1.15% due 1/01/2031 (a)                                    4,445
                         North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue Bonds,
                         VRDN (a):
                 6,800       PUTTERS, Series 341, 1.13% due 1/01/2015 (b)                                             6,800
                 4,335       ROCS, Series II R-211, 1.15% due 1/01/2020 (c)                                           4,335
                         North Carolina State, GO, VRDN (a):
                 4,995       FLOATS, Series 828, 1.05% due 7/08/2004                                                  4,995
                 5,500       MERLOTS, Series A23, 1.15% due 3/01/2027                                                 5,500
                 1,010   Piedmont Triad Airport Authority, North Carolina, Special Facility Revenue Bonds
                         (Cessna Aircraft Company Project), VRDN, 1.20% due 10/01/2012 (a)                            1,010
                 6,555   Robeson County, North Carolina, GO, BAN, 2.75% due 10/22/2003                                6,561
                 2,300   Rowan County, North Carolina, Industrial Facilities and Pollution Control
                         Financing Authority, PCR, IDR (Hon Industries Project), VRDN, AMT, 1.20%
                         due 4/01/2018 (a)                                                                            2,300
                 2,300   Rutherford County, North Carolina, Industrial Facilities and Pollution Control
                         Financing Authority, IDR (All American Homes of North Carolina), VRDN, AMT, 1.35%
                         due 11/01/2011 (a)                                                                           2,300
                 2,380   Sampson County, North Carolina, Industrial Facilities and Pollution Control Financing
                         Authority, IDR (Dubose Strapping Inc. Project), VRDN, AMT, 1.25% due 1/01/2012 (a)           2,380
                 2,486   Sampson County, North Carolina, Water and Sewer District II, GO, BAN, 1.50% due
                         1/28/2004                                                                                    2,491
                 3,000   Stanley County, North Carolina, Industrial Facilities and Pollution Control Financing
                         Authority, IDR (Patrick Industries Project), VRDN, AMT, 1.35% due 8/01/2010 (a)              3,000
                 3,220   Vance County, North Carolina, Industrial Facilities and Pollution Control Financing
                         Authority, IDR (HH Hunt Manufacturing Facilities LLC Project), VRDN, 1.20% due
                         6/01/2015 (a)                                                                                3,220
                 1,100   Wake County, North Carolina, GO, Series B, 4.50% due 2/01/2004                               1,113
                         Wake County, North Carolina, Public Improvement, GO:
                 1,400       4.50% due 3/01/2004                                                                      1,421
                 4,000       Series B, 1.75% due 4/01/2004                                                            4,013
                 3,000       Series C, 1.75% due 4/01/2004                                                            3,010
                 2,295   Wilmington, North Carolina, GO, Refunding, Series B, 2% due 3/01/2004                        2,306
                 2,200   Wilson County, North Carolina, Industrial Facilities and Pollution Control Financing
                         Authority, IDR (Supreme/Murphy Truck Project), VRDN, AMT, 1.35% due 6/01/2015 (a)            2,200



CMA NORTH CAROLINA MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003



Schedule of Investments (concluded)                                                                          (In Thousands)
                 Face
                Amount                              Municipal Bonds                                                 Value
Puerto Rico--            Government Development Bank of Puerto Rico, CP:
3.1%           $ 2,000       0.75% due 10/10/2003                                                                 $   2,000
                 4,000       0.90% due 10/29/2003                                                                     4,000
                 2,000   Puerto Rico Public Buildings Authority Revenue Refunding Bonds, FLOATS, VRDN,
                         Series 787, 1.05% due 7/08/2004 (a)                                                          2,000

                         Total Investments (Cost--$254,417*)--99.0%                                                 254,417
                         Other Assets Less Liabilities--1.0%                                                          2,627
                                                                                                                  ---------
                         Net Assets--100.0%                                                                       $ 257,044
                                                                                                                  =========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2003.

(b)AMBAC Insured.

(c)MBIA Insured.

(d)FSA Insured.

(e)Prerefunded.

*Cost for Federal income tax purposes.

See Notes to Financial Statements.



CMA NORTH CAROLINA MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003



Statement of Assets and Liabilities

As of September 30, 2003
Assets

               Investments, at value (identified cost--$254,416,984)                                        $   254,416,984
               Cash                                                                                                  44,328
               Receivables:
                 Beneficial interest sold                                                 $     2,058,707
                 Interest                                                                         612,404         2,671,111
                                                                                          ---------------
               Prepaid registration fees and other assets                                                            12,328
                                                                                                            ---------------
               Total assets                                                                                     257,144,751
                                                                                                            ---------------

Liabilities

               Payables:
                 Distributor                                                                       72,468
                 Other affiliates                                                                  14,174
                 Investment adviser                                                                14,160
                                                                                          ---------------
               Total liabilities                                                                                    100,802
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $   257,043,949
                                                                                                            ===============

Net Assets Consist of

               Shares of beneficial interest, $.10 par value, unlimited number of
               shares authorized                                                                            $    25,709,294
               Paid-in capital in excess of par                                                                 231,368,278
               Accumulated realized capital losses--net                                                            (33,623)
                                                                                                            ---------------
               Net Assets--Equivalent to $1.00 per share based on 257,092,937 shares of
               beneficial interest outstanding                                                              $   257,043,949
                                                                                                            ===============

See Notes to Financial Statements.



CMA NORTH CAROLINA MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003



Statement of Operations

For the Six Months Ended September 30, 2003
Investment Income

               Interest and amortization of premium earned                                                  $     1,554,389

Expenses

               Investment advisory fees                                                   $       702,870
               Distribution fees                                                                  175,612
               Accounting services                                                                 33,982
               Professional fees                                                                   30,065
               Transfer agent fees                                                                 17,472
               Printing and shareholder reports                                                    10,364
               Registration fees                                                                    7,902
               Custodian fees                                                                       6,209
               Pricing fees                                                                         3,666
               Trustees' fees and expenses                                                          1,306
               Other                                                                                7,065
                                                                                          ---------------
               Total expenses before waiver                                                       996,513
               Waiver of expenses                                                                   (295)
                                                                                          ---------------
               Total expenses after waiver                                                                          996,218
                                                                                                            ---------------
               Investment income--net                                                                               558,171
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $       558,171
                                                                                                            ===============

See Notes to Financial Statements.



CMA NORTH CAROLINA MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003



Statements of Changes in Net Assets
                                                                                          For the Six            For the
                                                                                          Months Ended          Year Ended
                                                                                         September 30,          March 31,
Increase (Decrease) in Net Assets:                                                            2003                 2003
Operations

               Investment income--net                                                     $       558,171   $     2,487,924
               Realized gain on investments--net                                                       --            17,465
                                                                                          ---------------   ---------------
               Net increase in net assets resulting from operations                               558,171         2,505,389
                                                                                          ---------------   ---------------

Dividends to Shareholders

               Dividends to shareholders from investment income--net                            (558,171)       (2,487,924)
                                                                                          ---------------   ---------------

Beneficial Interest Transactions

               Net proceeds from sale of shares                                               233,961,747       677,991,496
               Value of shares issued to shareholders in reinvestment of dividends                558,079         2,487,778
                                                                                          ---------------   ---------------
                                                                                              234,519,826       680,479,274
               Cost of shares redeemed                                                      (265,554,785)     (758,614,308)
                                                                                          ---------------   ---------------
               Net decrease in net assets derived from beneficial interest transactions      (31,034,959)      (78,135,034)
                                                                                          ---------------   ---------------

Net Assets

               Total decrease in net assets                                                  (31,034,959)      (78,117,569)
               Beginning of period                                                            288,078,908       366,196,477
                                                                                          ---------------   ---------------
               End of period                                                              $   257,043,949   $   288,078,908
                                                                                          ===============   ===============

See Notes to Financial Statements.



CMA NORTH CAROLINA MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003



Financial Highlights
                                                              For the Six
The following per share data and ratios have been derived     Months Ended
from information provided in the financial statements.       September 30,           For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                           2003       2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                              --++          .01          .02          .03          .03
               Realized gain on investments--net                     --         --++           --           --         --++
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    --++          .01          .02          .03          .03
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends from investment income--net        --++++        (.01)        (.02)        (.03)        (.03)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                             ==========   ==========   ==========   ==========   ==========
               Total Investment Return                            .39%*         .76%        1.63%        3.42%        2.76%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses, net of waiver                            .71%*         .70%         .71%         .71%         .71%
                                                             ==========   ==========   ==========   ==========   ==========
               Expenses                                           .71%*         .70%         .71%         .71%         .71%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                             .40%*         .77%        1.62%        3.36%        2.72%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $  257,044   $  288,079   $  366,196   $  330,559   $  291,536
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

++Amount is less than $.01 per share.

++++Amount is less than $(.01) per share.

See Notes to Financial Statements.



CMA NORTH CAROLINA MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003




Notes to Financial Statements


1. Significant Accounting Policies:
CMA North Carolina Municipal Money Fund (the "Fund ") is part of CMA Multi-State Municipal Series Trust (the "Trust "). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the demand notice payment period. In the case of a floating rate instrument, the remaining maturity is the next coupon date on which the interest rate is to be adjusted.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Expenses--Certain expenses have been allocated to the individual funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion. For the six months ended September 30, 2003, FAM earned fees of $702,870, of which $295 was waived.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.



CMA NORTH CAROLINA MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003



Notes to Financial Statements (concluded)



Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended September 30, 2003, the Fund reimbursed FAM $2,987 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.


3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.


4. Capital Loss Carryforward:
On March 31, 2003, the Fund had a net capital loss carryforward of $33,623, of which $6,425 expires in 2005, $26,651 expires in 2007 and $547 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.



CMA NORTH CAROLINA MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003



Electronic Delivery


The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



CMA NORTH CAROLINA MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003




Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (annual requirement only)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/ independence of more than one financial expert) If no, explain why not. - N/A (annual requirement only)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


CMA North Carolina Municipal Money Fund of CMA Multi-State Municipal
Series Trust


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       CMA North Carolina Municipal Money Fund of CMA
       Multi-State Municipal Series Trust


Date: November 21, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       CMA North Carolina Municipal Money Fund of CMA
       Multi-State Municipal Series Trust


Date: November 21, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       CMA North Carolina Municipal Money Fund of CMA
       Multi-State Municipal Series Trust


Date: November 21, 2003




Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.